UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2017 (November 16, 2017)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 16, 2017 (the “Annual Meeting”). On November 16, 2017, Broadridge Investor Communications Solutions, Inc., the inspector of elections for the Annual Meeting (“Broadridge”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 22,236,742 shares of the Company’s common stock, out of a total of 24,094,288 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to the shareholders at the Annual Meeting are as set forth below:

1.	Election to the Company’s Board of Directors of the following nine director nominees:

	For	Withheld
Thomas H. Barr	11,430,389	61,883
James W. Bradford	11,389,324	102,948
Sandra B. Cochran	10,993,369	498,903
Meg G. Crofton	11,420,854	71,418
Richard J. Dobkin	11,379,281	112,991
Norman E. Johnson	11,424,341	67,931
William W. McCarten	11,385,950	106,322
Coleman H. Peterson	11,361,973	130,299
Andrea M. Weiss	11,354,814	137,458

The following nine directors were elected at the Annual Meeting: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Meg G. Crofton, Robert J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. In addition, Broadridge has advised the Company that there were 10,744,470 broker non-votes on proposal 1.

2.	Adoption of a non-binding advisory resolution on the Company’s executive compensation, as described in the Company’s 2017 proxy statement (“say-on-pay”):

For	Against	Abstentions
10,950,876	462,059	79,337

In addition, Broadridge has advised the Company that there were 10,744,470 broker non-votes on proposal 2.

3.	Adoption of a non-binding advisory recommendation on the frequency with which the Company conducts future say-on-pay votes:

1 Year	2 Years	3 Years	Abstentions
10,639,882	61,108	736,077	55,205

In addition, Broadridge has advised the Company that there were 10,744,470 broker non-votes on proposal 3.

Based on the voting results set forth above, the Company’s Board of Directors has determined that future advisory votes by the Company’s shareholders on the compensation of the Company’s named executive officers will be conducted on an annual basis.

4.	Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2018:

For	Against	Abstentions
22,065,590	134,875	36,277

In addition, Broadridge has advised the Company that there were zero broker non-votes on proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 20, 2017	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer